Exhibit 99.1

AmeriCredit Corporation

Composition of the Receivables
2002-D Initial/Full Cut
9/5/02*

	New	Used	Total
Aggregate Principal Balance	$262,455,944.60	$345,450,031.46	$607,905,976.06
Number of Receivables in Pool	12,907	23,548	36,455
Percent of Pool by Principal Balance	43.17%	56.83%	100.00%
Average Principal Balance	$20,334.39	$14,670.04	$16,675.52
Range of Principal Balances	$(276.05 to $59,666.28)	$(250.11 to $59,660.71)
Weighted Average APR	16.29%	18.07%	17.30%
Range of APRs	(7.99% to 25.99%)	(7.95% to 29.90%)
Weighted Average Remaining Term	66	60	62
Range of Remaining Terms	(3 to 72 months )	(3 to 72 months )
Weighted Average Original Term	67	62	64
Range of Original Terms	(24 to 72 months )	(12 to 72 months)

(1)
Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the Receivables may not be equivalent to the Contracts' aggregate yield on the Aggregate Principal Balance.

Distribution of the Receivables by APR as of the Cutoff Date

APR Range (1)	Aggregate Principal Balance as of Cutoff Date	Percent of Aggregate Principal Balance (2)	Number of Receivables	Percent of Number of Receivables (2)
7.000%- 7.999%	80,073.15	0.01%	4	0.01%
8.000%- 8.999%	557,502.41	0.09%	24	0.07%
9.000%- 9.999%	7,297,009.86	1.20%	356	0.98%
10.000%-10.999%	12,732,557.78	2.09%	562	1.54%
11.000%-11.999%	16,607,808.52	2.73%	775	2.13%
12.000%-12.999%	30,611,048.61	5.04%	1,537	4.22%
13.000%-13.999%	32,777,889.23	5.39%	1,595	4.38%
14.000%-14.999%	43,556,074.70	7.16%	2,130	5.84%
15.000%-15.999%	51,890,254.00	8.54%	2,687	7.37%
16.000%-16.999%	73,447,210.75	12.08%	3,876	10.63%
17.000%-17.999%	109,627,122.15	18.03%	6,414	17.59%
18.000%-18.999%	72,899,760.91	11.99%	4,703	12.90%
19.000%-19.999%	51,869,424.60	8.53%	3,468	9.51%
20.000%-20.999%	47,006,895.59	7.73%	3,512	9.63%
21.000%-21.999%	28,939,259.91	4.76%	2,361	6.48%
22.000%-22.999%	15,427,297.66	2.54%	1,311	3.60%
23.000%-23.999%	9,008,491.83	1.48%	806	2.21%
24.000%-24.999%	3,207,344.13	0.53%	298	0.82%
25.000%-25.999%	275,637.77	0.05%	28	0.08%
26.000%-26.999%	60,426.10	0.01%	5	0.01%
27.000%-27.999%	15,571.91	0.00%	1	0.00%
28.000%-28.999%	5,259.53	0.00%	1	0.00%
29.000%-29.999%	6,054.96	0.00%	1	0.00%

TOTAL	607,905,976.06	100.00%	36,455	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest. Indicated APR's represent APR's on Principal Balance net of such accrued interest.
(2)	Percentages may not add to 100% because of rounding.

* Receivable information is through close of business on date indicated.

AmeriCredit Corporation

Distribution of the Receivables by Geographic Location of Obligor
2002-D Initial/Full Cut
9/5/02*

State	Aggregate Principal Balance as of Cutoff Date (1)	Percent of Aggregate Principal Balance (2)	Number of Receivables	Percent of Number of Receivables (2)
Alabama	10,779,060.43	1.77%	651	1.79%
Arizona	20,690,490.19	3.40%	1,198	3.29%
Arkansas	3,556,942.42	0.59%	211	0.58%
California	78,915,031.22	12.98%	4,304	11.81%
Colorado	8,955,396.32	1.47%	525	1.44%
Connecticut	6,556,724.49	1.08%	421	1.15%
Delaware	2,386,471.49	0.39%	151	0.41%
District of Columbia	1,261,068.13	0.21%	73	0.20%
Florida	50,629,882.25	8.33%	2,997	8.22%
Georgia	18,275,823.70	3.01%	1,084	2.97%
Idaho	1,874,734.11	0.31%	121	0.33%
Illinois	19,491,800.38	3.21%	1,172	3.21%
Indiana	10,497,188.47	1.73%	662	1.82%
Iowa	2,857,633.89	0.47%	188	0.52%
Kansas	5,794,058.23	0.95%	351	0.96%
Kentucky	7,945,568.81	1.31%	519	1.42%
Louisiana	12,740,930.89	2.10%	705	1.93%
Maine	2,062,708.92	0.34%	142	0.39%
Maryland	15,937,413.53	2.62%	943	2.59%
Massachusetts	7,730,140.90	1.27%	518	1.42%
Michigan	14,872,183.44	2.45%	942	2.58%
Minnesota	7,384,955.22	1.21%	447	1.23%
Mississippi	4,585,419.77	0.75%	291	0.80%
Missouri	8,844,891.72	1.45%	564	1.55%
Nebraska	1,595,051.61	0.26%	98	0.27%
Nevada	9,135,845.81	1.50%	502	1.38%
New Hampshire	1,787,940.09	0.29%	126	0.35%
New Jersey	17,722,140.53	2.92%	1,089	2.99%
New Mexico	4,865,927.17	0.80%	306	0.84%
New York	27,583,221.89	4.54%	1,812	4.97%
North Carolina	18,488,766.93	3.04%	1,129	3.10%
Ohio	23,435,123.89	3.86%	1,564	4.29%
Oklahoma	7,468,840.75	1.23%	448	1.23%
Oregon	3,144,118.23	0.52%	199	0.55%
Pennsylvania	27,273,581.98	4.49%	1,778	4.88%
Rhode Island	1,858,665.56	0.31%	136	0.37%
South Carolina	7,394,574.17	1.22%	457	1.25%
Tennessee	9,566,776.01	1.57%	556	1.53%
Texas	80,835,215.44	13.30%	4,522	12.40%
Utah	1,889,689.61	0.31%	110	0.30%
Vermont	1,489,937.83	0.25%	97	0.27%
Virginia	13,993,163.41	2.30%	894	2.45%
Washington	9,582,166.76	1.58%	562	1.54%
West Virginia	3,950,504.79	0.65%	243	0.67%
Wisconsin	7,216,962.89	1.19%	453	1.24%
Other (3)	3,001,241.79	0.49%	194	0.53%

TOTAL	$607,905,976.06	100.00%	36,455	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest. Indicated APR's represent APR's on Principal Balance net of such accrued interest.
(2)	Percentages may not add to 100% because of rounding.
(3)	States with principal balances less than $1,000,000.

* Receivable information is through close of business on date indicated.

AmeriCredit Corporation

Composition of the Receivables
2002-D Initial/Full Cut
9/5/02*

	New	Used	Total
Aggregate Principal Balance	$262,455,944.60	$345,450,031.46	$607,905,976.06
Number of Receivables in Pool	12,907	23,548	36,455
Percent of Pool by Principal Balance	43.17%	56.83%	100.00%
Average Principal Balance	$20,334.39	$14,670.04	$16,675.52
Range of Principal Balances	$(276.05 to $59,666.28)	$(250.11 to $59,660.71)
Weighted Average APR	16.29%	18.07%	17.30%
Range of APRs	(7.99% to 25.99%)	(7.95% to 29.90%)
Weighted Average Remaining Term	66	60	62
Range of Remaining Terms	(3 to 72 months )	(3 to 72 months )
Weighted Average Original Term	67	62	64
Range of Original Terms	(24 to 72 months )	(12 to 72 months )

(1)
Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the Receivables may not be equivalent to the Contracts' aggregate yield on the Aggregate Principal Balance.

Distribution of the Receivables by APR as of the Cutoff Date

APR Range (1)	Aggregate Principal Balance as of Cutoff Date	Percent of Aggregate Principal Balance (2)	Number of Receivables	Percent of Number of Receivables (2)
7.000%- 7.999%	80,073.15	0.01%	4	0.01%
8.000%- 8.999%	557,502.41	0.09%	24	0.07%
9.000%- 9.999%	7,297,009.86	1.20%	356	0.98%
10.000%-10.999%	12,732,557.78	2.09%	562	1.54%
11.000%-11.999%	16,607,808.52	2.73%	775	2.13%
12.000%-12.999%	30,611,048.61	5.04%	1,537	4.22%
13.000%-13.999%	32,777,889.23	5.39%	1,595	4.38%
14.000%-14.999%	43,556,074.70	7.16%	2,130	5.84%
15.000%-15.999%	51,890,254.00	8.54%	2,687	7.37%
16.000%-16.999%	73,447,210.75	12.08%	3,876	10.63%
17.000%-17.999%	109,627,122.15	18.03%	6,414	17.59%
18.000%-18.999%	72,899,760.91	11.99%	4,703	12.90%
19.000%-19.999%	51,869,424.60	8.53%	3,468	9.51%
20.000%-20.999%	47,006,895.59	7.73%	3,512	9.63%
21.000%-21.999%	28,939,259.91	4.76%	2,361	6.48%
22.000%-22.999%	15,427,297.66	2.54%	1,311	3.60%
23.000%-23.999%	9,008,491.83	1.48%	806	2.21%
24.000%-24.999%	3,207,344.13	0.53%	298	0.82%
25.000%-25.999%	275,637.77	0.05%	28	0.08%
26.000%-26.999%	60,426.10	0.01%	5	0.01%
27.000%-27.999%	15,571.91	0.00%	1	0.00%
28.000%-28.999%	5,259.53	0.00%	1	0.00%
29.000%-29.999%	6,054.96	0.00%	1	0.00%

TOTAL	607,905,976.06	100.00%	36,455	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest. Indicated APR's represent APR's on Principal Balance net of such accrued interest.
(2)	Percentages may not add to 100% because of rounding.

* Receivable information is through close of business on date indicated.

AmeriCredit Corporation

Distribution of the Receivables by Geographic Location of Obligor
2002-D Initial/Full Cut
9/5/02*

State	Aggregate Principal Balance as of Cutoff Date (1)	Percent of Aggregate Principal Balance (2)	Number of Receivables	Percent of Number of Receivables (2)
Alabama	10,779,060.43	1.77%	651	1.79%
Arizona	20,690,490.19	3.40%	1,198	3.29%
Arkansas	3,556,942.42	0.59%	211	0.58%
California	78,915,031.22	12.98%	4,304	11.81%
Colorado	8,955,396.32	1.47%	525	1.44%
Connecticut	6,556,724.49	1.08%	421	1.15%
Delaware	2,386,471.49	0.39%	151	0.41%
District of Columbia	1,261,068.13	0.21%	73	0.20%
Florida	50,629,882.25	8.33%	2,997	8.22%
Georgia	18,275,823.70	3.01%	1,084	2.97%
Idaho	1,874,734.11	0.31%	121	0.33%
Illinois	19,491,800.38	3.21%	1,172	3.21%
Indiana	10,497,188.47	1.73%	662	1.82%
Iowa	2,857,633.89	0.47%	188	0.52%
Kansas	5,794,058.23	0.95%	351	0.96%
Kentucky	7,945,568.81	1.31%	519	1.42%
Louisiana	12,740,930.89	2.10%	705	1.93%
Maine	2,062,708.92	0.34%	142	0.39%
Maryland	15,937,413.53	2.62%	943	2.59%
Massachusetts	7,730,140.90	1.27%	518	1.42%
Michigan	14,872,183.44	2.45%	942	2.58%
Minnesota	7,384,955.22	1.21%	447	1.23%
Mississippi	4,585,419.77	0.75%	291	0.80%
Missouri	8,844,891.72	1.45%	564	1.55%
Nebraska	1,595,051.61	0.26%	98	0.27%
Nevada	9,135,845.81	1.50%	502	1.38%
New Hampshire	1,787,940.09	0.29%	126	0.35%
New Jersey	17,722,140.53	2.92%	1,089	2.99%
New Mexico	4,865,927.17	0.80%	306	0.84%
New York	27,583,221.89	4.54%	1,812	4.97%
North Carolina	18,488,766.93	3.04%	1,129	3.10%
Ohio	23,435,123.89	3.86%	1,564	4.29%
Oklahoma	7,468,840.75	1.23%	448	1.23%
Oregon	3,144,118.23	0.52%	199	0.55%
Pennsylvania	27,273,581.98	4.49%	1,778	4.88%
Rhode Island	1,858,665.56	0.31%	136	0.37%
South Carolina	7,394,574.17	1.22%	457	1.25%
Tennessee	9,566,776.01	1.57%	556	1.53%
Texas	80,835,215.44	13.30%	4,522	12.40%
Utah	1,889,689.61	0.31%	110	0.30%
Vermont	1,489,937.83	0.25%	97	0.27%
Virginia	13,993,163.41	2.30%	894	2.45%
Washington	9,582,166.76	1.58%	562	1.54%
West Virginia	3,950,504.79	0.65%	243	0.67%
Wisconsin	7,216,962.89	1.19%	453	1.24%
Other (3)	3,001,241.79	0.49%	194	0.53%

TOTAL	$607,905,976.06	100.00%	36,455	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest. Indicated APR's represent APR's on Principal Balance net of such accrued interest.
(2)	Percentages may not add to 100% because of rounding.
(3)	States with principal balances less than $1,000,000.

* Receivable information is through close of business on date indicated.